UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

INSTITUTIONAL FINANCIAL MARKETS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:

This Amendment No. 1 amends Item 9.01 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2011 by providing the financial statement information of PrinceRidge Partners LLC and the pro forma financial information required by Item 9.01 of Form 8-K with respect to the acquisition of a majority interest in PrinceRidge Partners LLC and its subsidiary PrinceRidge Holdings LP by IFMI, LLC, a majority owned subsidiary of the Registrant (the “Acquisition”).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of December 31, 2010 and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto, are attached hereto as Exhibit 99.1.

The audited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of December 31, 2009 and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto, are attached hereto as Exhibit 99.2.

The unaudited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of March 31, 2011 and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto, are attached hereto as Exhibit 99.3.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2011 and the unaudited pro forma condensed combined statement of operations of the Registrant for the three months ended March 31, 2011 and for the year ended December 31, 2010, and the notes related thereto, giving effect to the Acquisition are attached hereto as Exhibit 99.4.

(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1*	Consent of KPMG LLP, Independent Auditing Firm, regarding the financial statements of PrinceRidge Partners LLC.

99.1*	Audited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of December 31, 2010, and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto.

99.2*	Audited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of December 31, 2009, and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto.

99.3*	Unaudited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of March 31, 2011 and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto.

99.4*	Unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2011 and the unaudited pro forma condensed combined statement of operations of the Registrant for the three months ended March 31, 2011 and for the year ended December 31, 2010, and the notes related thereto.

*	Filed electronically herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

INSTITUTIONAL FINANCIAL MARKETS, INC.

Date: August 2, 2011	By:	/s/ JOSEPH W. POOLER, JR.
Joseph W. Pooler, Jr. Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1*	Consent of KPMG LLP, Independent Auditing Firm, regarding the financial statements of PrinceRidge Partners LLC.

99.1*	Audited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of December 31, 2010, and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto.

99.2*	Audited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of December 31, 2009 and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto.

99.3*	Unaudited consolidated statements of financial condition of PrinceRidge Partners LLC and Subsidiaries as of March 31, 2011 and the related consolidated statements of operations, changes in total capital and cash flows, and the notes related thereto.

99.4*	Unaudited pro forma condensed combined balance sheet of the Registrant as of March 31, 2011 and the unaudited pro forma condensed combined statement of operations of the Registrant for the three months ended March 31, 2011 and for the year ended December 31, 2010, and the notes related thereto.

*	Filed electronically herewith.

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